NEW COVENANT FUNDS
Supplement Dated January 29, 2008 to the
Statement of Additional Information dated October 26, 2007
The following information supplements the disclosure contained in the Statement of Additional Information regarding Santa Barbara Asset Management, LLC, a sub-adviser to the New Covenant Growth Fund:
Santa Barbara Asset Management, LLC (“Santa Barbara”) is a wholly-owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606 (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), which is a private equity firm based in Chicago, Illinois (the “Transaction”). As a private equity firm, Madison Dearborn invests in businesses across a broad spectrum of industries, including basic industries, communications, consumer, energy and power, financial services, health care and real estate.
The consummation of the Transaction was deemed to be an “assignment” (as such term is defined in the Investment Company Act of 1940) of the then existing Sub-Investment Advisory Agreement between Santa Barbara and the New Covenant Funds (the “Trust”), on behalf of the New Covenant Growth Fund (the “Previous Sub-Advisory Agreement”), and accordingly, it resulted in the automatic termination of the Previous Sub-Advisory Agreement. Pursuant to the exemptive relief that the Trust has obtained from the Securities and Exchange Commission that permits the Trust to engage sub-advisers without shareholder approval and to approve new sub-advisory agreements in the event of a change in control event such as the Transaction, the Trust’s Board of Trustees has entered into a new Sub-Advisory Agreement with Santa Barbara (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement contains the same terms and conditions, and the same level of sub-advisory fees, as the Previous Sub-Advisory Agreement. The same portfolio managers at Santa Barbara continue to be responsible for the day-to-day investment management of that portion of the New Covenant Growth Fund’s assets that are allocated to and managed by Santa Barbara.
This information is incorporated by reference in the Prospectus of the Funds.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE